UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2024

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 Freedom Drive, Ste. 200

Reston, Virginia 20190

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

1775 Tysons Blvd., 5th Floor

McLean, Virginia 22102

(800) 775-0982

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.              Other Events.

On August 6, 2024, the Company issued a press release announcing the Federal Communication Commission’s (the “Commission”) issuance of a Public Notice relating to the Company’s Petition for Rulemaking filed with the Commission. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated August 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2024

NEXTNAV INC.

By:	/s/ Christian D. Gates
	Name:	Christian D. Gates
	Title:	Chief Financial Officer